UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Rule 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2021

CRH MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 619 - 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

(604) 633-1440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRHM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced, on February 6, 2021, CRH Medical Corporation (“CRH” or the “Company”) entered into a definitive Arrangement Agreement (as amended by the Amending Agreement, dated as of March 18, 2021, the “Arrangement Agreement”) with WELL Health Technologies Corp. (“WELL”), WELL Health Acquisition Corp., a wholly owned subsidiary of WELL (the “Original Purchaser”), and 1286392 B.C. Ltd., a wholly owned subsidiary of WELL (“Finco,” and together with the Original Purchaser and WELL, the “WELL Parties”) with respect to the proposed acquisition by WELL (through its subsidiaries) of all the issued and outstanding shares of CRH at a price of US$4.00 per share, by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (such transaction, the “Arrangement”).

On April 16, 2021, as permitted by the Arrangement Agreement, WELL designated CRH Acquisition Company Inc., a wholly owned subsidiary of WELL (the “New Purchaser”), to be the acquiror of CRH in the Arrangement. In connection therewith, CRH and the WELL Parties entered into a Second Amending Agreement (the “Second Amending Agreement”), which amended the Plan of Arrangement attached as Schedule A to the Arrangement Agreement to, among other things, substitute the New Purchaser as the “Purchaser” thereunder (in lieu of the Original Purchaser) and provide that the New Purchaser, rather than the entity formed upon the amalgamation of Finco and the Original Purchaser, will acquire the outstanding CRH shares in the Arrangement.

The foregoing description of the Second Amending Agreement is not complete and is subject to and qualified in its entirety by reference to the Second Amending Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 16, 2021, CRH Medical Corporation (“CRH” or the “Company”) held a special meeting of securityholders (the “CRH meeting”) to consider certain proposals related to the Arrangement.

Two items of business were voted on by CRH securityholders at the CRH meeting: (i) holders of CRH shares, holders of outstanding options to purchase CRH shares (“CRH options”) and holders of outstanding share units with respect to CRH shares (“CRH RSUs,” and collectively with CRH shares and CRH options, “CRH securities”) voted on a special resolution to approve the Arrangement (the “Arrangement Resolution”), and (ii) holders of CRH shares voted on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Arrangement (the “Compensation Proposal”). The Arrangement Resolution and the Compensation Proposal are described in detail in the Company’s definitive proxy statement filed with the SEC on March 19, 2021 (as supplemented by the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2021).

As of the close of business on March 17, 2021, the record date for the CRH meeting, there were approximately 71,620,447 CRH shares, approximately 979,687 CRH options and approximately 3,286,562 CRH RSUs issued and outstanding and entitled to vote. A total of 49,052,011 CRH securities were voted at the CRH meeting, representing approximately 64.64% of the issued and outstanding CRH securities as of the record date.

The number of votes cast for and against each proposal is set out below. There were no recorded abstensions or broker non-votes with respect to either proposal.

Proposal 1—The Arrangement Resolution

The Arrangement Resolution was approved, receiving the affirmative vote of (i) approximately 97.30% of the votes cast by CRH shareholders present or represented by proxy at the CRH meeting, (ii) approximately 97.49% of the votes cast by all of the CRH securityholders present or represented by proxy at the CRH meeting voting as a single class and (iii) approximately 97.27% of the votes cast by CRH shareholders present or represented by proxy at the CRH meeting, excluding votes cast by directors, senior officers and certain other related parties of CRH whose votes must be excluded pursuant to Multilateral Instrument 61-101—Protection of Minority Securityholders in Special Transactions. Votes were received as follows:

CRH shareholders

Votes For	% Votes For	Votes Against	% Votes Against
44,334,255	97.30%	1,232,382	2.70%

CRH securityholders

Votes For	% Votes For	Votes Against	% Votes Against
47,819,629	97.49%	1,232,382	2.51%

CRH shareholders, excluding the votes that must be excluded pursuant to Multilateral Instrument 61-101

Votes For	% Votes For	Votes Against	% Votes Against
43,966,255	97.27%	1,232,382	2.73%

Proposal 2—The Compensation Proposal

The Compensation Proposal was approved, receiving the affirmative vote of approximately 56.89% of the votes cast by CRH shareholders present or represented by proxy at the CRH meeting. Votes were received as follows:

Votes For	% Votes For	Votes Against	% Votes Against
25,924,465	56.89%	19,642,173	43.11%

ITEM 8.01	OTHER EVENTS.

On April 16, 2021, the Company issued a press release announcing the voting results of the CRH meeting. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1	Second Amending Agreement, dated as of April 16, 2021, by and among CRH Medical Corporation, WELL Health Technologies Corp., WELL Health Acquisition Corp. and 1286392 B.C. Ltd.

99.1	Press Release issued by CRH Medical Corporation on April 16, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)

Date: April 20, 2021	By:	/s/ Richard Bear
	Name: Title:	Richard Bear Chief Financial Officer